EXHIBIT 23.2


                         De Joya Griffith & Company, LLC
                   Certified Public Accountants & Consultants
                            2580 Anthem Village Drive
                             Henderson, Nevada 89052
                               702.563.1600 office
                             702.920.8049 facsimile




Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C. 20549

Re: Momentum BioFuels, Inc.
      Commission File # 000-50619

Gentlemen:

We have read and agree with the comments, regarding our firm in Item 4.01 of the Form 8-K of Momentum BioFuels, Inc., dated November __, 2010.




                        /s/De Joya Grifithe & Company, LLC
                       ---------------------------------------
                           Henderson, Nevada